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                          SECURITIES AND EXCHANGE COMMISSION
                                WASHINGTON, D.C. 20549


                                       FORM 8-K


                                    CURRENT REPORT

                          PURSUANT TO SECTION 13 OR 15(D) OF
                         THE SECURITIES EXCHANGE ACT OF 1934



          DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED) - MAY 19, 1998




                               TEXAS UTILITIES COMPANY


                (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)


                 TEXAS                    1-12833        75-2669310
      (STATE OR OTHER JURISDICTION     (COMMISSION     (I.R.S. EMPLOYER
            OF INCORPORATION)          FILE NUMBER)    IDENTIFICATION NO.)



             ENERGY PLAZA, 1601 BRYAN STREET, DALLAS, TEXAS    75201-3411
            (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)            (ZIP CODE)


        REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE - (214) 812-4600



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          ITEM 2. ACQUISITION OR DISPOSITION OF ASSETS

                      Information contained in the two news releases of Texas Utilities Company (the "Company") dated May 19, 1998, each relating to the announcement that the cash offer by a subsidiary of the Company for all outstanding Ordinary Shares, including Ordinary Shares evidenced by American Depositary Shares, of The Energy Group PLC had been declared unconditional in all respects, is incorporated herein by reference.


          ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

          (a)   Financial statements of businesses acquired

                To be filed by amendment within the time period permitted by this Item.

          (b)   Pro forma financial information

                To be filed by amendment within the time period permitted by this Item.

          (c)   Exhibits

                99(a)       Text of US press release of the Company dated
                            May 19, 1998.

                99(b)       Text of UK press release of the Company dated
                            May 19, 1998.




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                                      SIGNATURE


                    Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                             TEXAS UTILITIES COMPANY



                                             By:   /s/ Robert S. Shapard
                                                  -------------------------
                                                  Name:  Robert S. Shapard
                                                  Title: Treasurer and
                                                         Assistant Secretary

          Dated:  May 27, 1998




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                                 EXHIBIT INDEX


              Exhibit                Description
              -------                -----------

               99(a)          Text of US press release of the Company
                              dated May 19, 1998.

               99(b)          Text of UK press release of the Company
                              dated May 19, 1998.